                                                               EXHIBIT 99.2


                                  AGREEMENT
                                  ---------

                  Agreement dated as of February 14, 2001, among Newcor, Inc., a corporation organized and existing under the laws of Delaware ("Company"), EXX, INC., a corporation organized and existing under the laws of Nevada ("Exx"), and David A. Segal, the Chairman of the Board of Directors and Chief Executive Officer of Exx ("Segal") (collectively, "Parties").

                  Whereas, Exx and Segal, in the aggregate, are presently the beneficial owners of 865,800 shares of Common Stock of the Company, par value $1.00 ("Common Stock"), representing 17.49% of the 4,949,068 shares of Common Stock outstanding as of the date of this Agreement;

                  Whereas, Exx and Segal have expressed their desire to participate, in cooperation with the Company's management, for the benefit of all the Company's shareholders;

                  Whereas, in view of the foregoing and in consideration of the mutual agreements contained in this document, the Company is prepared to expand the Company's Board of Directors ("Board") and to appoint Segal and another individual designated by Exx (the "Exx Designee") to the Board, to amend its Rights Agreement to allow Exx and Segal to obtain an increased ownership position in the Company, and to agree to certain other covenants as described below.

                  NOW, THEREFORE, in consideration of the mutual agreements contained in, and intending to be legally bound by, this document, the Parties agree as follows:

                  Section 1.     The Company's Representations and Warranties.
                                 --------------------------------------------

                  The Company represents and warrants to Exx and Segal (collectively, the "Stockholders") as follows:

                           (a)   ORGANIZATION. The Company is a corporation
duly organized, validly existing and in good standing under the laws of the State of Delaware.

                           (b)   AUTHORITY. The Company has the full power
and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                           (c)   ENFORCEABILITY. This Agreement has been duly
and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                           (d)   CONSENTS AND APPROVALS; NO VIOLATION. The
execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in the breach of any of the terms or conditions of, constitute a default under or violate, accelerate or permit the acceleration of any other similar right of any other party under, the certificate of incorporation or by-laws of the Company, any law, rule or regulation or any agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking, to which the Company is a party or by which the Company or its properties may be bound, nor will such execution, delivery and consummation violate any order, writ, injunction or decree of any federal, state, local or foreign court, administrative agency or governmental or regulatory authority or body (each, an "Authority") to which the Company or any of its properties is subject, the effect of any of which, either individually or in the aggregate, would impair the ability of the Company to perform its obligations hereunder.

                  Section 2.     Exx's Representations and Warranties.
                                 ------------------------------------

                  Exx represents and warrants to the Company as follows:

                           (a)   ORGANIZATION. Exx is a corporation duly
organized, validly existing and in good standing under the laws of the State of Nevada.

                           (b)   AUTHORITY. Exx and Segal have the full power
and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and have taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                           (c)   ENFORCEABILITY. This Agreement has been duly
and validly authorized, executed and delivered by Exx and Segal, and constitutes a legal, valid and binding agreement of Exx and Segal, enforceable against Exx and Segal in accordance with its terms.

                           (d)   REPRESENTATION OF OWNERSHIP. Except for the
841,800 shares of Common Stock owned by Exx, and the 24,000 shares of Common Stock owned by Segal, as of the date of this Agreement, neither Exx, Segal nor any of their affiliates or associates (for the purposes of this Agreement, the terms "affiliates" and "associates" shall be defined as such terms are defined by Rule 12b-2 of Regulation 12 B under the Securities Exchange Act of 1934, as amended ("1934 Act"), provided that for purposes of this Agreement the Company and Exx shall not be deemed to be affiliates or associates of each other), (i) beneficially owns any equity securities of the Company entitled to vote at any meeting of stockholders of the Company ("Voting Securities") or (ii) possesses any rights to acquire any Voting Securities except as otherwise discussed in this Agreement.

                           (e)   CONSENTS AND APPROVALS; NO VIOLATION. The
execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in the breach of any of the terms or conditions of, constitute a default under or violate, accelerate or permit the acceleration of any other similar right of any other party under, the charter or by-laws of Exx, any law, rule or regulation, or any agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking, to which Exx or Segal is a party or by which Exx or Segal or their properties may be bound, nor will such execution, delivery and consummation violate any order, writ, injunction or decree of any Authority to which Exx or Segal or any of their properties is subject, the effect of any of which, either individually or in the aggregate, would impair the ability of Exx or Segal to perform their obligations hereunder.

                  Section 3.     Stockholders' Board Representation.
                                 ----------------------------------

                           (a)   BOARD COMPOSITION. During the term of this
Agreement, the Company agrees to increase the size of the Board to nine (9) members and not to increase the size of the Board to more than nine (9) members. In addition, the Company will cause Segal and an Exx Designee who is reasonably acceptable to a majority of the Board to be appointed to the class of directors with terms expiring at the Company's annual meeting in 2002. Accordingly, Segal, Exx and the Company agree that as of the date hereof, the Board will be reconfigured as follows:

------------------------------------------------------------------------------
CLASS UP FOR REELECTION
IN 2001                      2002                               2003
   ----                      ----                               ----
------------------------------------------------------------------------------
Shirley Gofrank              William A. Lawson                  James Cirar
------------------------------------------------------------------------------
James Connor                 Vacant (to be filled with          Jack Lousma
                             an Exx Designee to be
                             approved by the Board
                             pursuant to Section 3(b))
------------------------------------------------------------------------------
Jerry D. Campbell            David A. Segal                     Richard Smith
------------------------------------------------------------------------------

                           (b)   SEGAL'S AND THE EXX DESIGNEE'S TERMS. Segal
and the Exx Designee will serve in the class of directors with terms expiring at the Company's annual meeting in 2002 (the "2002 Class"). Segal will be appointed to the 2002 Class as of the date hereof. The Exx Designee will be appointed to the 2002 Class as soon as practicable, but in no event more than 10 days, following the Board's reasonable approval of the individual designated by the Stockholders. If the Exx Designee resigns or is otherwise unable to serve on the Board (other than as a result of failing to be duly elected at the Company's annual meeting in 2002) the Stockholders will have the sole right to designate his/her replacement, subject to the reasonable approval of such new designee by the Board. The Company agrees to nominate Segal and the Exx Designee as part of the Company's slate of nominees for a subsequent three (3) year term at the Company's annual meeting in 2002.

                           (c)   COMMITTEE MEMBERSHIP.  For so long as Segal
continues to hold office as a director of the Company, the Company agrees to cause Segal to be elected to serve on the Executive and Audit Committees of the Board; provided, however, that Segal will not be entitled to serve on
           --------  -------
the Audit Committee if his membership on that Committee would violate the rules of the stock exchange on which the Company's equity securities are then trading.

                           (d)   2004 ANNUAL MEETING. The Company agrees to
cause its annual meeting of stockholders for year 2004 to be held in the month of May 2004. Prior to the date of the Company's annual meeting in 2004, the Company shall not amend the notice procedures contained in Article II, Section 8 or Article III, Section 1 (collectively, the "Notice Provisions") of the Company's by-laws in a manner adverse to the Stockholders. With respect to the Company's annual meeting in 2004, if the Stockholders shall deliver a notice to the Company pursuant to the Notice Provisions that is not in accordance with the requirements set forth in the Notice Provisions, the Stockholders shall be given a reasonable period of time, following notice by the Company specifying such defects in reasonable detail, to cure any defects in such notice. Upon such cure, such notice shall be deemed to have been timely delivered.

                  Section 4.     Acquisition of Senior Subordinated Debt.
                                 ---------------------------------------

                  The Company currently has outstanding approximately $125 million of 9 7/8% Series B Senior Subordinated Notes, due 2008 ("Notes"). The Stockholders will not, and will cause their affiliates and associates not to, purchase Notes if it would cause the Company to incur taxable income.

                  Section 5.     Restrictions on Stockholders' Stock Purchase.
                                 --------------------------------------------

                  During the term of this Agreement, without the prior consent of the Company's Board (specifically expressed in a resolution adopted by a majority of the Board other than Segal or the Exx Designee (hereinafter referred to as a "Disinterested Majority of the Board")):

                           (a)   The Stockholders will not acquire, or permit
any affiliate or associate of the Stockholders to acquire, directly or indirectly, or in conjunction with or through any other person, by purchase or otherwise, beneficial ownership of any additional shares of Common Stock or any other Voting Securities of the Company, if such acquisition would cause the Stockholders and their affiliates and associates, directly or indirectly, to beneficially own more than:

        * 23.5% of all Voting Securities outstanding prior to December 31, 2001; or

        * 25.5% of all Voting Securities outstanding prior to December 31, 2003; or

        * 27.5% of all Voting Securities outstanding prior to December 31, 2004; or

        * 30% of all Voting Securities outstanding prior to December 31, 2005.

                           (b)   The Stockholders will not engage in, propose,
encourage or in any way participate in (or permit any investment banker, attorney, accountant or any other representative retained by them to take any such action as part of such retention), a tender offer or exchange offer (whether pursuant to Section 14(d) of the 1934 Act or otherwise) with respect to the Company's Voting Securities, or otherwise attempt to acquire or acquire Voting Securities of the Company by any means other than open market or privately negotiated transactions in conformance with Section 5(a) above.

                  Section 6.     Restrictions of Certain Other Actions.
                                 -------------------------------------

                  Until December 31, 2003, except (i) upon the prior written invitation of a Disinterested Majority of the Board or (ii) as otherwise permitted by this Agreement, the Stockholders will not and will not permit any affiliate or associate of the Stockholders to:

                           (a)   make, or in any way participate in, any
"solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the 1934 Act) with respect to any Voting Securities of the Company (including by the execution of actions by written consent), become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the 1934 Act) with respect to the Company or seek to advise, encourage or influence any person or entity with respect to the voting of any Voting Securities of the Company; provided, however, that the
                                                --------  -------
Stockholders shall not be prevented hereunder from being a "participant" in support of the management of the Company, by reason of the membership of the Stockholders' designees on the Company's Board or the inclusion of the Stockholders' designees on the slate of nominees for election to the Board proposed by the Company;


                           (b)   initiate, propose or otherwise solicit, or
participate in the solicitation of, stockholders for the approval of one or more stockholder proposals relating to the Company (whether pursuant to Rule 14a-8 under the 1934 Act or otherwise) or knowingly induce any other individual or entity to initiate any stockholder proposal relating to the Company; provided, however, that this Agreement shall not be deemed to
         --------  -------
prevent the Stockholders from taking actions that are necessary in order to perfect their rights to propose their own slate of directors or shareholder proposals at the Company's annual meeting in 2004 so long as such actions do not involve the filing of a proxy statement or otherwise involve the public announcement of an election contest or shareholder proposals;

                           (c)   form, join or in any way participate in a
"group," act in concert with any other person or entity or otherwise take any action or actions which would cause it to be deemed to be part of a "group" (for purposes of Section 13(d) of the 1934 Act) (other than to the extent such person is a part of the "group" whose members consist solely of the Stockholders and their affiliates and associates), with respect to any equity securities of the Company;

                           (d)   participate in or encourage the formation of
any group which owns or seeks or offers to acquire beneficial ownership of any equity securities of the Company or rights to acquire such securities or which seeks or offers to affect control of the Company or for the purpose of circumventing any provision of this Agreement;

                           (e)   otherwise act (or permit any investment
banker, attorney, accountant or any other representative retained by them to take any action as part of such retention), alone or in concert with others (including by providing financing for another party), to publically seek or offer to control or influence, in any manner, the management, Board of Directors or policies of the Company; provided, however, that this provision
                                      --------  -------
shall not prevent the Exx Designee or Segal from participating in, or otherwise seeking to affect the outcome of, discussions and votes of the Board with respect to matters coming before it;

                           (f)   solicit, seek or offer to effect, negotiate
with, or make any public statement or proposal, whether written or oral, either alone or in concert with others, to the Board of Directors of the Company, to any director or officer of the Company, or to any other stockholder of the Company, with respect to: (A) any form of business combination or transaction involving the acquisition of Voting Securities of the Company by the Stockholders or their affiliates or associates, including, without limitation, a merger, tender offer, exchange offer or liquidation of the Company's assets; (B) any request to amend, waive or terminate the provisions of this Agreement; or (C) any proposal or other statement inconsistent with the terms and intent of the Agreement; provided,
                                                                   --------
however, that the Stockholders and their affiliates and associates may
-------
discuss the affairs and prospects of the Company, the status of the Stockholders' investments in the Company and any of the matters described in clauses (A) through (C) of this paragraph at any time, and from time to time, with the Board of Directors of the Company or any director or executive officer of the Company, the Stockholders may discuss any matter, including any of the foregoing, with their outside legal and financial advisors, if as a result of any such discussions the Stockholders are not required to make, and otherwise do not make, any public announcement or filing under the 1934 Act otherwise prohibited by this Agreement as a result thereof and Segal and the Exx Nominee shall not be prohibited from delivering any letter to the Company to be filed with the Securities and Exchange Commission pursuant to the requirements of Item 6 of Form 8-K or any successor provision; or

                           (g)   knowingly instigate or encourage any third
party to take any of the actions enumerated in this Section 6.

                  Section 7.     Right of First Negotiation; Sale of the
                                 ---------------------------------------
                                 Company.
                                 -------

                           (a)   If, at any time or from time to time, a
majority of the Board decides to cause the Company to solicit proposals to effect a Sale of the Company (as defined below), then the Stockholders shall have the right, for a period of 20 days ("days" refers to calendar days throughout this Agreement) following the Board's determination to solicit such proposals, to make a bona fide proposal to the Board to effect a Sale of the Company. If the Stockholders deliver such proposal, then the Board shall be required to negotiate in good faith with the Stockholders for a period of 20 days in order to attempt to reach a definitive agreement with respect to such proposal. The approval of any such agreement with the Stockholders will be subject to the Board's determination, in good faith, in a manner consistent with its fiduciary duties, with the advice of its counsel and its financial advisers, that entering into such agreement with the Stockholders is in the best interest of the stockholders (and debt holders, if applicable) of the Company.

                           (b)   For the avoidance of ambiguity, if the Board
is presented with a bona fide unsolicited offer from a third party, the Company shall not be required to provide the Stockholders the opportunity to make a proposal as set forth in (a) above if the Board reasonably determines, with the advice of its counsel and financial advisers, that such actions would be reasonably likely to result in a breach of its fiduciary duties.

                           (c)   For purposes of this Agreement, a "Sale of
the Company" shall mean:

                                     (i)    any transaction in which any person
         (other than the Company, an employee stock ownership plan or other pension, stock bonus or stock incentive plan of the Company or any of its subsidiaries) is or becomes the beneficial owner of an amount of Voting Securities greater than 50% of the outstanding
         Voting Securities; or

                                     (ii)   a merger (other than a merger for
         the purpose of a name change, forming a holding company or to effect a change in the Company's state of incorporation), combination or, in any one or more related transactions, sale of all or substantially all of the Company's assets, as a result of which the directors of the Company immediately prior to such transaction do not represent a majority of the Board, or the stockholders of the Company immediately prior to such transaction do not continue to own equity securities representing more than 50% of the vote and of the equity of the Company or the ultimate controlling corporation following such merger or combination or succeeding to ownership of all or substantially all of the Company's assets.

                  Section 8.      Approved Sale; Consideration.
                                  ----------------------------

                           (a)   APPROVED SALE. Notwithstanding any other
provisions of this Agreement, if the Board shall notify the Stockholders in writing that the Company has entered into a definitive agreement with respect to a Sale of the Company (an "Approved Sale"), the Stockholders will be free to make a superior offer to the Board to effect a Sale of the Company for a period of 30 days after receiving notice of an Approved Sale. If the Stockholders do not make a superior offer or the Board determines, in good faith in a manner consistent with its fiduciary duties, with the advice of its counsel and its financial advisers, not to enter into a definitive agreement with Stockholders with respect to a Sale of the Company during such 30 day time period, subject to Section 8(b), the Stockholders will, and will cause their affiliates and associates to, consent to and raise no objections to the Approved Sale, waive any appraisal or dissenters' rights in respect of such Approved Sale on the terms approved by the Board, including, without limitation, (i) if the Approved Sale is structured as a sale of Common Stock, the Stockholders will sell their Common Stock and any and all rights to acquire Common Stock on the terms and conditions approved by the Board; (ii) if the Approved Sale is structured as a merger or consolidation, the Stockholders will vote in favor thereof and will not exercise any dissenters' rights of appraisal they may have under applicable law; and (iii) if the Approved Sale is structured as a sale of all or substantially all of the assets of the Company, the Stockholders will vote in favor thereof and, if applicable, will vote in favor of the subsequent dissolution or liquidation of the Company.

                           (b)   CONSIDERATION. The obligations of the
Stockholders with respect to an Approved Sale are subject to the requirement that (i) upon the consummation of the Approved Sale, all of the holders of each class of the Company's stock shall receive the same form and amount of consideration per stock class; (ii) if holders of any class of stock are given an option as to the form and amount of consideration they will receive, all holders of such class of stock will be

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


given the same option and (iii) the Stockholders shall be entitled to receive value for their shares of Common Stock in any such transaction that is above the Stockholder's average cost basis in those shares.

                  Section 9.     The Company's Covenants.
                                 -----------------------

                  In order to effect the terms of this Agreement, the Company agrees to immediately amend its Stockholders Rights Plan to allow Exx and Segal to acquire additional Common Stock as provided by this Agreement.

                  Section 10.    Release of Claims; Covenant Not to Sue.
                                 --------------------------------------

                           (a)   RELEASE OF CLAIMS.

                                     (i)    The Stockholders and their
         respective affiliates, associates, representatives, executors, heirs, administrators, successors, assigns, officers, directors, partners, shareholders, employees, subsidiaries, advisors and agents ("Stockholder Releasing Parties"), for good and sufficient consideration, the receipt of which is hereby acknowledged, release and absolutely forever discharge the Company and its respective affiliates, associates, representatives, executors, heirs, administrators, successors, assigns, officers, directors, partners, shareholders, employees, subsidiaries, advisors and agents ("Company Released Parties"), from any and all actions, claims, suits, charges, demands and causes of action of every kind and nature whatsoever, whether known or unknown, foreseen or unforeseen, existing at the date of this Agreement, including but not limited to those arising out of any event, occurrence, act or omission that was in any way referenced in the demand letter, pleadings, depositions or trial in connection with Exx, Inc. v. Newcor, Inc., C.A. No. 18536-NC, filed in the Court of Chancery for New Castle County, Delaware (the "220 Suit").

                                     (ii)   The Company and its respective
         affiliates, associates, representatives, executors, heirs, administrators, successors, assigns, officers, directors, partners, shareholders, employees, subsidiaries, advisors and agents ("Company Releasing Parties"), for good and sufficient consideration, the receipt of which is hereby acknowledged, release and absolutely forever discharge the Stockholders and their respective affiliates, associates, representatives, executors, heirs, administrators, successors, assigns, officers, directors, partners, shareholders, employees, subsidiaries, advisors and agents ("Stockholder Released Parties"), from any and all actions, claims, suits, charges, demands and causes of action of every kind and nature whatsoever, whether known or unknown, foreseen or unforeseen, existing at the date of this Agreement, including but not limited to those arising out of any event, occurrence, act or omission that was in any way referenced in the demand letter, pleadings, depositions or trial in connection with the 220 Suit.

                                     (iii)  Each of the Company Releasing
         Parties and the Stockholder Releasing Parties warrant that they have not assigned any alleged claim that is the subject of this release to any other person or entity, and they are not aware of any claim or potential claim other than those being released.

                                     (iv)   This release and Agreement are
         not, and shall not be construed to be, an admission of any breach of duty, liability or other wrongdoing whatsoever by the Company Released Parties or the Stockholder Released Parties, and neither the release nor the Agreement shall be offered or used as an admission or evidence of any breach of duty, liability or other wrongdoing whatsoever.

                                     (v)    The Stockholder Releasing Parties
         agree, as soon as practicable after the date hereof, to take all steps necessary to dismiss the 220 Suit with prejudice as a result of a mutual settlement, with each party to bear its own costs. The Stockholder Releasing Parties also hereby revoke any and all stockholder proposals and demands for the election of directors in 2001 previously delivered to the Company.

                           (b)   COVENANT NOT TO SUE.  During the term of this
Agreement, the Parties agree not to, and to cause their affiliates, associates, representatives, executors, heirs, administrators, successors, assigns, officers, directors, partners, shareholders, employees, subsidiaries, advisors and agents, not to initiate or continue any actions, claims, suits, demands for arbitration, or causes of action of every kind and nature whatsoever arising out of or related to the ownership of the Company's Common Stock by the Stockholders or the actions or omissions of any of the Company's directors, officers or employees, against each other or any of the Released Parties of the other party except for actions, claims, suits, demands for arbitration, or causes of action relating to either: (1) violations of any contractual relationship between the Company and the Stockholders (including this Agreement), or (2) intentional misconduct, such as fraud or misappropriation, intentional violations of the law, or other intentional wrongdoing by either of the Parties and/or their affiliates, associates, representatives, executors, heirs, administrators, successors, assigns, officers, directors, partners, shareholders, employees, subsidiaries, advisors and agents.

                  Section 11.    Term of Agreement.
                                 -----------------

                  This Agreement shall remain in effect from February 14, 2001 until December 31, 2005, provided that the Stockholders shall have the
                              --------
right to terminate this Agreement, upon 5 days' notice, in the event that the Company's Notes are called in advance of the date on which such Notes are currently due. Notwithstanding the foregoing, the provisions of Sections 10, 11 and 12 shall survive termination of this Agreement.

                  Section 12.    Miscellaneous Provisions
                                 ------------------------

                           (a)   AMENDMENT AND MODIFICATION. This Agreement
may be amended, modified and supplemented only by written agreement of the Stockholders and the Company (approved by a Disinterested Majority of the Board).

                           (b)   NOTICES. All notices, requests, demands and
other communications required or permitted shall be made in writing by hand-delivery, telecopier (with written confirmation) or air courier guaranteeing overnight delivery:

                                     (i)    If to the Stockholders, to:

                           EXX, Inc.
                           1350 East Flamingo Road
                           Las Vegas, NV 89119-5263
                           Attention: Chief Executive Officer

                           David Segal
                           c/o Exx, Inc.
                           1350 East Flamingo Road
                           Las Vegas, NV 89119-5263
                           with a copy to:

                           Thompson Coburn
                           One Mercantile Center
                           Suite 3400
                           St. Louis, Missouri 63101
                           Attention: Thomas A. Litz

or to such other person or address as the Stockholders shall furnish to the Company;

                                     (ii)   If to the Company, to:

                           Newcor, Inc.
                           43352 Woodward Avenue
                           Suite 240
                           Bloomfield Hills, Michigan 48302
                           Attention: Secretary

                           with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom (Illinois) 333 West Wacker Drive
                           Chicago, Illinois 60606
                           Attention: Peter Krupp

or to such other person or address as the Company shall furnish to the Stockholders in writing.

                  All such notices, requests, demands and other communications shall be deemed to have been duly given; at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                           (c)   SEVERABILITY. Whenever possible, each
provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall fail to be in effect only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or of any such provision.

                           (d)   ASSIGNMENT. This Agreement and all of the
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except as otherwise provided for or permitted herein neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

                           (e)   GOVERNING LAW. This Agreement and the legal
relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

                           (f)   JURISDICTION AND VENUE. Each of the Company
and the Stockholders hereby agree that any proceeding relating to this Agreement shall be brought in the state of Delaware. Each of the Company and the Stockholders hereby consents to personal jurisdiction in any such action brought in any such Delaware court, consents to service of process by registered mail made upon such party and such party's agent and waives any objection to venue in any such Delaware court or to any claim that any such Delaware court is an inconvenient forum.

                           (g)   COUNTERPARTS. This Agreement may be executed
simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           (h)   HEADINGS. The headings of the Sections of
this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

                           (i)   ENTIRE AGREEMENT. This Agreement sets forth
the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, relating to the subject matter hereof.

                           (j)   SPECIFIC PERFORMANCE. Each of the parties
hereto recognizes and acknowledges that a breach by a party of any covenants or agreements contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

                           (k)   THIRD PARTIES. Nothing herein expressed or
implied is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement; provided, however, it is specifically agreed that each of the Released
--------  -------
Parties of the Company and the Stockholders are deemed to be direct third party beneficiaries of Section 10 of this Agreement and each of them shall be entitled to the benefits of, and be permitted to enforce, the provisions of Section 10 as if they were a party to this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.


                                        NEWCOR, INC.


                                        By: /s/ William A. Lawson
                                           ------------------------------
                                        Name: William A. Lawson
                                             ----------------------------
                                        Title: Chairman
                                              ---------------------------





                                        EXX, INC.


                                        By: /s/ David A. Segal
                                           ------------------------------
                                        Name: David A. Segal
                                             ----------------------------
                                        Title: Chairman of the Board and
                                              ---------------------------
                                               Chief Executive Officer
                                              ---------------------------


                                        /s/ David A. Segal, Individually
                                        ---------------------------------
                                        DAVID A. SEGAL


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